                                                        EXHIBIT 10.41



                      LOAN AGREEMENT


     This Loan Agreement (the "Agreement") is entered into as of this 15th day of March, 1995, by Henry Ansbacher & Co. Limited, a corporation organized under the laws of England ("Ansbacher" or "Lender"), on the one hand, and Cadiz Valley Development Corporation, a California corporation ("CVDC") and Cadiz Land Company, Inc., a Delaware corporation ("Cadiz") (CVDC and Cadiz are sometimes collectively referred to herein as the "Borrowers"), on the other, with respect to the following facts and objectives:

     A. Pursuant to the terms and provisions of that certain Third Agreement to Modify Loans dated January 11, 1994 (the "1994 Loan Agreement"), among CVDC, Cadiz and Ansbacher, CVDC has heretofore executed that certain Promissory Note Secured By Deed of Trust dated January 11, 1994, in favor of Ansbacher in the original principal sum of $2,546,783.06 (the "CVDC Note"). The CVDC Note is secured by, inter alia, (i) that certain First Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated January 11, 1994 (the "First CVDC Deed of Trust"), executed by CVDC in favor of Lender which was recorded on May 23, 1994, as Instrument No. 94233573 in the Official Records of San Bernardino County, California (the "Official Records") and which encumbers the real property (the "CVDC Land") described in Exhibit "A" attached hereto and incorporated herein by this reference; and (ii) that certain First Assignment, Pledge and Security Agreement dated January 11, 1994, executed by CVDC in favor of Ansbacher (collectively, the "First CVDC Security Agreement"). CVDC's obligations under the loan (the "CVDC Loan") evidenced by the CVDC Note have been guaranteed pursuant to that certain Amended and Restated Guarantee dated January 11, 1994, executed by Cadiz in favor of Ansbacher (the "Guarantee"). The Guarantee is secured, inter alia, by (i) that certain Second Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Homer/Piute/Hammack) dated January 11, 1994 (the "Cadiz Second Deed of Trust"), executed by Cadiz in favor of Ansbacher, which was recorded on February 11, 1994, as Instrument No. 94058717 in the Official Records and which encumbers the real property (the "Cadiz Property") described in Exhibit "B" attached to this Agreement and incorporated herein by this reference; and
(ii) that certain First Assignment, Pledge and Security Agreement dated January 11, 1994 (the "Cadiz First Assignment"), executed by Cadiz in favor of Ansbacher.

     B. Also pursuant to the terms and provisions of the 1994 Loan Agreement, Cadiz has heretofore executed that certain Secured Promissory Note dated January 11, 1994 (the "Cadiz Note"), in favor of Ansbacher in the original principal amount of $2,397,424.08. The loan evidenced by the Cadiz Note is sometimes referred to in this Agreement as the "Cadiz Loan." The Cadiz Note is secured, inter alia, by (i) that certain First Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Homer/Piute/Hammack) dated January 11, 1994 (the "Cadiz First Deed of Trust"), executed by Cadiz in favor of Ansbacher which was recorded on February 11, 1994, as Instrument No. 94058716 in the Official Records and which encumbers the Cadiz Property; (ii) that certain Second Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (CVDC) dated January 11, 1994 (the "Second CVDC Deed of Trust"), executed by CVDC in favor of Ansbacher which was recorded on May 23, 1994, as Instrument No. 94233574 in the Official Records and which encumbers the CVDC Land; (iii) that certain Second Assignment, Pledge and Security Agreement dated January 11, 1994, executed by Cadiz in favor of Ansbacher (the "Cadiz Second Assignment"); and (iv) that certain Second Assignment, Pledge and Security Agreement dated January 11, 1994 (the "Second CVDC Security Agreement"), executed by CVDC in favor of Ansbacher.

     C. Pursuant to the terms of the 1994 Loan Agreement, Ansbacher issued a letter of credit (the "Letter of Credit") in favor of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland" ("Rabobank") in the maximum amount of $853,000 with respect to certain interest payable under that certain promissory note dated January 12, 1994 (the "Rabobank Note"), executed by Cadiz and CVDC in favor of Rabobank in the original principal amount of $8,681,474.03. In conjunction with Ansbacher's issuance of the Letter of Credit, Cadiz executed that certain Reimbursement Agreement dated January 11, 1994 (the "Reimbursement Agreement"), in favor of Ansbacher. The performance of Cadiz' obligations under the Reimbursement Agreement is secured by, among other things, (i) that certain Third Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Homer/Piute/Hammack) dated January 11, 1994, which was recorded on February 11, 1994 (the "Cadiz Third Deed of Trust"), as Instrument No. 94058718 in the Official Records and which encumbers the Cadiz Property; (ii) that certain Third Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (CVDC) dated January 11, 1994 (the "Third CVDC Deed of Trust"), executed by CVDC in favor of Ansbacher which was recorded on May 23, 1994, as Instrument No. 94233575 in the Official Records and which encumbers the CVDC Land; (iii) that certain Third Assignment, Pledge and Security Agreement dated January 11, 1994 (the "Cadiz Third Assignment"), executed by Cadiz in favor of Ansbacher; and (iv) that certain Third Assignment, Pledge and Security Agreement dated January 11, 1994 (the "Third CVDC Security Agreement"), executed by CVDC in favor of Ansbacher.

     D. In addition to their respective obligations to Ansbacher in connection with the Obligations (as defined in Paragraph 3(a) below), Borrowers have requested that Ansbacher make an additional loan to Borrowers in the amount of $3,000,000 (the "Additional Advance Loan"). Ansbacher has expressed a willingness to make the Additional Advance Loan as requested, subject to the terms and conditions set forth in greater detail below, including, without limitation, (i) Cadiz granting Ansbacher security interests in the real property (the "Additional Cadiz Property") described on Exhibit "C" attached hereto and incorporated herein by this reference as additional security for the CVDC Loan, the Cadiz Loan, the Reimbursement Agreement and the Additional Advance Loan and (ii) CVDC granting Ansbacher security interests in the real property (the "Additional CVDC Property") described on Exhibit "D" attached hereto and incorporated herein by this reference as additional security for the CVDC Loan, the Cadiz Loan, the Reimbursement Agreement and the Additional Advance Loan and such security interests described in clauses (i) and (ii) of this sentence being of a priority relative to any liens or security interests granted to Rabobank or any other party with respect to the Additional Cadiz Property (or any portion thereof) or the Additional CVDC Property (or any portion thereof), as the case may be, satisfactory to Ansbacher (in Ansbacher's sole and absolute discretion). The Additional Cadiz Property and the Cadiz Property are sometimes collectively referred to herein as the "CLCI Real Property."

     The CVDC Land and the Additional CVDC Property are sometimes referred to in this Agreement as the "CVDC Real Property."

     NOW, THEREFORE, Ansbacher, CVDC and Cadiz hereby agree as follows:

     1. CERTAIN ACKNOWLEDGMENTS. Cadiz (as to all of the matters described in this Paragraph 1) and CVDC (as to the matters described in subparagraph (b) of this Paragraph 1) hereby acknowledge and agree that as of March 15, 1995, the outstanding indebtedness under (a) the Cadiz Loan was $2,578,706.24 (representing $2,551,244.92 of principal
(inclusive of all interest theretofore added to principal as provided in the Cadiz Note) and $27,461.32 of accrued interest which had not yet been added to principal), and (b) the CVDC Loan was $2,741,235.43 (representing $2,712,043.30 of principal (inclusive of all interest theretofore added to principal as provided in the CVDC Note) and $29,192.13 of accrued interest which had not yet been added to principal).

     2. NO SATISFACTION. Cadiz and CVDC hereby expressly acknowledge and agree that nothing in this Agreement or in any document or instrument executed in connection with or pursuant to this Agreement shall constitute a satisfaction of or a novation as to all or any portion of CVDC's indebtedness under the CVDC Loan or Cadiz' indebtedness under the Cadiz Loan, the Guarantee or the Reimbursement Agreement. Cadiz hereby unconditionally reaffirms, reconfirms and restates its obligation to pay in full the indebtedness arising under the Cadiz Loan, the Reimbursement Agreement and the Guarantee (collectively, the "Existing Cadiz Indebtedness"). CVDC hereby unconditionally reaffirms, reconfirms and restates its obligation to pay in full the indebtedness arising under the CVDC Loan. Cadiz (as to the Existing Cadiz Indebtedness) and CVDC (as to the CVDC Loan and CVDC's obligations under the documents and agreements CVDC has heretofore executed which secure or relate to the Cadiz Existing Indebtedness) each hereby further acknowledge and agree that they have no defenses to the enforcement of such obligations (or any portion thereof) nor any counter-claims or claims of offset whatsoever and that neither this Agreement nor the consummation of the transactions contemplated herein will give rise to any such defenses, counter-claims or claims of offset.

     3.   ADDITIONAL ADVANCE.

     (a) Borrowers' obligation to repay the Additional Advance Loan shall be joint and several and shall be evidenced by Borrower's execution and delivery of a promissory note (the "Additional Advance Note") substantially in the form and content attached as Exhibit "E" hereto and incorporated herein by this reference. The Additional Advance Note shall be secured by, inter alia, the deeds of trust, assignments and security agreements described in Paragraphs 5(b)(ii), 5(b)(iii), 5(c)(ii), and 5(c)(v) hereof. The Additional Advance Loan, the Cadiz Loan and the CVDC Loan shall sometimes
collectively be referred to herein as the "Loans."   The Loans
and the obligations evidenced by the Reimbursement Agreement and the Guarantee are sometimes collectively referred to herein as the "Obligations."

     (b) ADVANCE TO CADIZ AT CLOSING. The Additional Advance is comprised of two separate advances, one in the amount of $2,450,000 (the "First Advance") and the other in the amount of $550,000 (the "Second Advance"). The First Advance and Second Advance shall be disbursed in accordance with and subject to the conditions provided in subparagraphs (i) and (ii) of this Paragraph 3(b):

          (i)  DISBURSEMENT OF FIRST ADVANCE.  Upon
satisfaction of all of the conditions to Ansbacher's obligations under this Agreement and the consummation (the "Closing") of the transaction contemplated herein, Ansbacher shall disburse the First Advance to the Borrowers. Borrowers shall use the First Advance only for the purposes of (i) paying $250,000 to Rabobank, $200,000.00 of which represents reimbursement of costs and attorneys' fees theretofore incurred by Rabobank in connection with the restructuring of the indebtedness (the "Rabobank Loan") evidenced by the Rabobank Note and the balance of which shall be credited and applied in reduction of the outstanding principal of the Rabobank Loan; and (ii) funding the costs and expenses (legal and otherwise) incurred by Borrowers in connection with the Additional Advance Loan and a portion of Cadiz' other projected working capital requirements through March 31, 1996.

          (ii) DISBURSEMENT OF SECOND ADVANCE. Ansbacher shall disburse the Second Advance to Borrowers following
Borrowers' written request therefor only if each of the following conditions has been fully satisfied:

               (1)   The Closing shall have occurred;

               (2)  No default or event which with notice
and/or the passage of time, or both, would constitute a default shall have occurred under this Agreement, the CVDC Note, the Cadiz Note, the Reimbursement Agreement, the Guarantee, the Additional Advance Note, or any other document, agreement, certificate, undertaking or instrument securing, evidencing or otherwise relating to the Obligations (collectively, the "Loan Documents"), or any of them;

               (3)  Cadiz shall have delivered to Ansbacher
the Appraisal (as defined in Paragraph 6(d) below) and the D&T Appraisal (as defined in Paragraph 6(e) below) in accordance with the provisions and requirements set forth in Paragraphs 6(d) and 6(e) hereof;

               (4)  Borrowers shall have furnished to
Ansbacher and Ansbacher shall have approved, in Ansbacher's sole and absolute discretion, Cadiz' operating budget for the fiscal year commencing April 1, 1996 and ending on March 31, 1997;

               (5)  Borrowers shall have executed such
additional documents and taken such actions as Ansbacher may require in order to reaffirm and reconfirm Borrowers' respective obligations and all of Ansbacher's rights and interests arising under or in connection with the Loan Documents (including, without limitation, providing Ansbacher, at Borrowers' sole cost and expense, with such title endorsements and other evidence satisfactory to Ansbacher as Ansbacher may require to reconfirm the continuing priority of the liens of the Cadiz Deeds of Trust (as defined in Paragraph 5(b)(ii) below), the CVDC Deeds of Trust (as defined in Paragraph 5(c)(ii) below), and the other instruments and agreements securing the Obligations); and

               (6) Ansbacher shall in no event be required to disburse the Second Advance on a date earlier than April 1, 1996 or on a date later than June 30, 1996.

     In the event that all conditions set forth above are timely satisfied in accordance with the provisions of this Paragraph 3(b)(ii), Ansbacher shall disburse the Second Advance to Borrowers promptly following the satisfaction of the last of such conditions. If and when advanced to Cadiz pursuant to this Paragraph 3(b)(ii), Cadiz shall use the Second Advance only for the purpose of funding Cadiz projected working capital requirements during the period from April 1, 1996 to March 31, 1997.

     (c) Borrowers expressly acknowledge and agree that other than Ansbacher's obligation to make the Additional Advance Loan in accordance with and subject to the terms and provisions of this Agreement, Ansbacher has no obligation to make any additional advances or loans whatsoever to Borrowers (or either of them).


     4.   CONSIDERATION TO ANSBACHER.  In consideration of
the agreements set forth in this Agreement, including, without limitation, Ansbacher's agreement to make the Additional Advance Loan, Cadiz shall (without payment of additional consideration by Ansbacher) issue to Ansbacher concurrently with the Closing 110,000 shares of common stock of Cadiz (collectively, the "Shares"). The Shares shall be issued to Ansbacher pursuant to Regulation S of the Securities and Exchange Act of 1933, as amended. Concurrently with the mutual execution and delivery of this Agreement, Cadiz shall also provide Ansbacher with evidence in form and content satisfactory to Ansbacher that sufficient shares of Cadiz' common stock have been duly authorized to enable Cadiz to issue
to Ansbacher the Shares.   When issued to Ansbacher, the Shares
shall be duly and validly issued, fully paid and nonassessable.


     5.   CONDITIONS TO EFFECTIVENESS OF AGREEMENT.
Ansbacher's obligation to consummate the transactions contemplated hereby are expressly conditioned upon satisfaction of all of the following conditions on or prior to March 31, 1995 (the "Termination Date"), all of which conditions
Borrowers shall use their best efforts to satisfy by the Termination Date:

     (a) If requested by Ansbacher, Cadiz shall execute and deliver to Ansbacher a Reaffirmation of Guarantee in form and content satisfactory to Ansbacher (in Ansbacher's sole and absolute discretion) (the "Reaffirmation"), pursuant to which Cadiz will further unconditionally reaffirm its obligations to Ansbacher under the Guarantee;

     (b) Cadiz shall execute and deliver to Ansbacher (in recordable form, where appropriate, and otherwise in form and content satisfactory to Ansbacher) each of the following documents, instruments, agreements and other writings:

          (i) Amendments to each of the Cadiz First Deed of Trust, Cadiz Second Deed of Trust and Cadiz Third Deed of Trust (the "Existing Cadiz Trust Deeds"), pursuant to which, among other things, the Additional Cadiz Property will be added to the real property encumbered by the Existing Cadiz Deeds of Trust;

          (ii) A deed of trust (the "New Cadiz Deed of Trust" and, together with the Existing Cadiz Trust Deeds, the "Cadiz Deeds of Trust") encumbering the CLCI Real Property as security for the Additional Advance Note and having a lien priority satisfactory to Ansbacher (in Ansbacher's sole and absolute discretion);

          (iii) A fourth lien security agreement (the "Cadiz Fourth Assignment") pursuant to which Cadiz will grant to Ansbacher a fourth priority security interest in and to, among other things, (xx) that certain promissory note dated March 28, 1990 (the "SWFG Note"), executed by SWFG in favor of Pacific Agricultural Holdings ("PAH"), Cadiz' predecessor in interest, in the original principal amount of $4,934,922 and in and to that certain deed of trust of even date therewith (the "SWFG Deed of Trust") securing the SWFG Note (the SWFG Note and SWFG Deed of Trust are sometimes collectively referred to in this Agreement as the "SWFG Collateral"); (yy) that certain promissory note dated March 28, 1990 (the "Farming Note"), executed by SWFG in favor of PAH in the original principal amount of $3,141,344.00 and in and to that certain deed of trust of even date therewith (the "Farming Deed of Trust") securing the Farming Note (the Farming Note and Farming Deed of Trust are sometimes collectively referred to in this Agreement as the "Farming Collateral"); and (zz) that certain promissory note dated March 31, 1988 (the "EVCO Note"), executed by EVCO Limited in favor of PAH in the original principal amount of $342,600 and in and to that certain deed of trust of even date therewith (the "EVCO Deed of Trust") securing the EVCO Note (the EVCO Note and EVCO Deed of Trust are sometimes collectively referred to in this Agreement as the "EVCO Collateral"), such security interests being granted as security for the Additional Advance Note;

          (iv) With respect to all Cadiz Deeds of Trust, environmental certificates confirming the absence of hazardous waste on or environmental contamination of the Cadiz Real Property and evidence that Cadiz has obtained and is maintaining in full force and effect all insurance policies required pursuant to the terms and provisions of the Cadiz Deeds of Trust;

          (v) If requested by Ansbacher, an independent, unsecured environmental indemnity agreement in favor of Ansbacher with respect to each of the Cadiz Deeds of Trust;

          (vi) Representations and warranties regarding such matters as Ansbacher may require;

          (vii) The Additional Advance Note; and

          (viii) If requested by Ansbacher, general security agreements pursuant to which Cadiz will grant to Ansbacher or reaffirm and restate, as the case may be, security interests in personal property of Cadiz to secure the Cadiz Note, the Guarantee, the Reimbursement Agreement and the Additional Advance Note, respectively, which security interests shall apply to such personal property of Cadiz and be of a priority satisfactory to Ansbacher (in Ansbacher's sole and absolute discretion).

     (c) CVDC shall execute and deliver to Ansbacher (in recordable form, where appropriate, and otherwise in form and content satisfactory to Ansbacher) the following documents, instruments, agreements and other writings:

          (i) Amendments to each of the First CVDC Deed of Trust, Second CVDC Deed of Trust, and Third CVDC Deed of Trust (collectively, the "Existing CVDC Deeds of Trust"), pursuant to which, among other things, the Additional CVDC Property will be added to the real property encumbered by the Existing CVDC Deeds of Trust;

          (ii) A deed of trust (the "New CVDC Deed of Trust" and, together with the Existing CVDC Deeds of Trust, the "CVDC Deeds of Trust") encumbering the CVDC Real Property as security for the CVDC Note and having a lien priority satisfactory to Ansbacher (in Ansbacher's sole and absolute discretion);

          (iii) Representations and warranties regarding such matters as Ansbacher may require;

          (iv) With respect to each of the CVDC Deeds of Trust, environmental certificates confirming the absence of hazardous waste on or environmental contamination of the CVDC Real Property and evidence that CVDC has obtained and is maintaining in full force and effect all insurance policies required pursuant to the terms and provisions of the CVDC Deeds of Trust;

          (v) A fourth lien security agreement (the "Fourth CVDC Security Agreement") pursuant to which CVDC will grant to Ansbacher a fourth priority security interest in and to, among other things, (xx) that certain promissory note dated March 10, 1988, in the original principal amount of $262,000, made by P.S.W.R. I Limited in favor of CVDC (the "PSWR Note"), which PSWR Note is secured by that certain deed of trust dated March 10, 1988, which encumbers the property described therein (the "PSWR Property") and which was recorded on October 11, 1988, as Instrument No. 88-340268 in the Official Records (the "PSWR Deed of Trust" and together with the PSWR Note, the "PSWR Collateral"), and (yy) that certain promissory note dated March 31, 1988 (the "Harweal Note"), executed by Harweal Investments Limited in favor of CVDC in the original principal amount of $262,000, which Harweal Note is secured by that certain deed of trust dated March 31, 1988 (the "Harweal Deed of Trust" and together with the Harweal Note, the "Harweal Collateral"), which encumbers the property described therein (the "Harweal Property") and recorded on December 13, 1988, as Instrument No. 88-434719 in the Official Records, such security interests being granted to Ansbacher as partial security for the Additional Advance Note; and

          (vi) The Additional Advance Note;

          (vii) If requested, an independent, unsecured environmental indemnity agreement in favor of Ansbacher, relating to each of the CVDC Deeds of Trust; and

          (viii) If requested by Ansbacher, general security agreements pursuant to which CVDC will grant to Ansbacher or reaffirm and restate, as the case may be, security interests in personal property of CVDC as security for the CVDC Note, the Cadiz Note, the Reimbursement Agreement and the Additional Advance Note, respectively, which security interests shall apply to such personal property of CVDC and be of a priority satisfactory to Ansbacher (in Ansbacher's sole and absolute discretion).

     (d) Borrowers shall obtain and deliver to Ansbacher an opinion of Miller & Holguin (in form and content satisfactory to Ansbacher) with respect to such matters relating to the transactions contemplated by this Agreement as Ansbacher may require;

     (e) With respect to each of the Cadiz Deeds of Trust and the CVDC Deeds of Trust, Borrowers shall obtain (at Borrowers' sole cost and expense) such title insurance/or title endorsements as Ansbacher may require in order to insure, among other things, that the Cadiz Deeds of Trust and CVDC Deeds of Trust secure the applicable obligations, and that the liens of the Cadiz Deeds of Trust and CVDC Deeds of Trust are valid and enforceable liens on the CLCI Real Property and the CVDC Real Property, respectively, subject only to those matters and exceptions hereafter approved in writing by Ansbacher. Such title insurance and endorsements shall be issued by a title company or companies satisfactory to Ansbacher and shall include insurance for mechanic's liens and any other matter Ansbacher may (in its sole and absolute discretion) require;

     (f) Ansbacher shall have received certified copies of the resolutions (in form and content satisfactory to Ansbacher) of the Boards of Directors of each of Cadiz and CVDC, approving and authorizing this Agreement and the transactions contemplated herein and any and all actions to be taken by Cadiz and/or CVDC in furtherance of or in connection with this Agreement;

     (g) Ansbacher shall have received from the Delaware Secretary of State a Certificates of Good Standing with respect to Cadiz and from the California Secretary of State a Certificate of Good Standing with respect to CVDC and a certificate evidencing that Cadiz is qualified to do business in California, all of which Certificates must be in form and content satisfactory to Ansbacher;

     (h) Ansbacher shall have received a certificate (in form and content satisfactory to Ansbacher) of the Secretary of each of Cadiz and CVDC, certifying as to the names and signatures of the officers authorized to sign this Agreement and the other documents to be executed and delivered on its behalf pursuant to this Agreement;

     (i) Borrowers shall have delivered to Ansbacher a certification (in form and content satisfactory to Ansbacher) certifying both on an aggregate basis and on a parcel by parcel basis as to the acreage owned by Cadiz, SWFG and/or CVDC or in which Cadiz, SWFG and/or CVDC has an interest (whether by virtue of a purchase agreement, a deed of trust, an option to acquire, or otherwise);

     (j) Borrowers shall have furnished to Ansbacher and to the title company insuring any deed of trust securing the Obligations (or any of them), as the case may be, such documentation as may be necessary or appropriate in order to confirm that Cadiz, by virtue of the merger of PAH with Cadiz, is the successor to (i) all assets, rights, powers and property of PAH, including, without limitation, the SWFG Collateral, the Farming Collateral and the EVCO Collateral, and (ii) all debts, liabilities and obligations of PAH, including, without limitation, the debts, liabilities and obligations evidenced by the Guarantee;

     (k) All real property taxes with respect to the property encumbered by the Cadiz Deeds of Trust and/or the CVDC Deeds of Trust (or any of them), as well as all real property taxes affecting the property encumbered by any and all deeds of trust pledged or assigned to Ansbacher as security for the Obligations (or any of them), shall have been paid current;

     (l) Prior to or concurrently with the Closing, Borrowers shall have consummated in accordance with its terms the transaction contemplated by that certain Fourth Loan
Modification Agreement dated as of March 15, 1995 (the
"Rabobank Agreement"), among Rabobank, Borrowers and Ansbacher;

     (m) Borrowers shall have caused appropriate officers of Borrowers to execute and deliver to Ansbacher such additional certificates with respect to matters relating to the transactions contemplated herein as Ansbacher may require;

     (n) Borrowers shall have delivered to Ansbacher their joint undertaking not to borrow any money or incur any other debts (except trade debts incurred in the ordinary course of business) without first obtaining Ansbacher's express written consent;

     (o) Cadiz shall have delivered to Ansbacher a reaffirmation of its undertaking, pursuant to which Cadiz has heretofore agreed to provide to Ansbacher all such financial and other information as Ansbacher may from time to time require concerning the Water Assets (as such term is defined in Exhibit "F" hereto);

     (p) Borrowers shall have delivered to Ansbacher their joint undertaking to (i) provide Ansbacher with first, second, third and fourth lien security interests in all property which either hereafter acquires or in which either Cadiz or CVDC presently has or hereafter obtains any interest; provided, however, that (xx) Cadiz' obligations with respect to that certain Option Agreement dated December 29, 1993 (the "SF Option"), between Cadiz, as optionee, and S.F. Pacific Properties, Inc. ("SF"), as optionor, covering approximately 5,652 acres in the so-called Cadiz Basin and that certain Option Agreement dated June 20, 1994 (the "Piute Option"), between Cadiz, as optionee, and SF, as optionor, covering approximately 3,358 acres of land, shall be to use its best efforts during the 45-day period following the Closing to obtain the optionor's consent, if required, to the pledge to Ansbacher of Cadiz' option rights under the SF Option and the Piute Option and to provide Ansbacher with copies of all correspondence relevant to such requests for consent; (yy) Cadiz shall in no event assign, pledge or transfer such option rights to any party other than Ansbacher and Rabobank; and (zz) with respect to all other options acquired by Cadiz or CVDC, Cadiz or CVDC, as the case may be, shall only be required to pledge such options if they are assignable; and (ii) refrain from encumbering or granting any security interest to any third party (other than a security interest to Rabobank, which shall in any event be junior to all security interests granted to Ansbacher to secure the Obligations) in any property which Cadiz and/or CVDC hereafter acquires or in which Cadiz and/or CVDC hereafter acquires any other interest (whether by virtue of a purchase agreement, option agreement or otherwise);

     (q) Borrowers shall have reaffirmed their joint undertaking to use their best efforts to substitute direct first, second, third and fourth lien deeds of trust for the security interests currently held by Ansbacher in the SWFG
Collateral, Farming Collateral, EVCO Collateral, PSWR
Collateral, and Harweal Collateral;

     (r) Rabobank shall have executed and delivered to Ansbacher an agreement (in form and content satisfactory to Ansbacher) pursuant to which Rabobank agrees to subordinate in favor of Ansbacher its right to receive any voluntary prepayments under the Rabobank Loan until such time as Ansbacher has received an amount not less than all principal and other sums from time to time outstanding under the Additional Advance Loan, plus all accrued but unpaid interest thereon;

     (s) Borrowers shall have executed and delivered or caused the appropriate third parties to execute and/or deliver (in recordable form, where appropriate, and otherwise in form and content satisfactory to Ansbacher) such other documents, instruments, agreements and writings as Ansbacher may require in connection with the creation or continuation of any security interest(s) granted to Ansbacher in furtherance of the transactions contemplated by this Agreement or as Ansbacher may otherwise require in connection with the consummation of such transactions (including, without limitation, current estoppel certificates relating to the SWFG Collateral, the Farming Collateral, the Harweal Collateral, and the PSWR Collateral; guaranty waivers, security agreements; pledges; assignments; subordination agreements from Rabobank and others, if required; endorsements; certificates; certifications; reports; and studies); and


     (t) Borrowers shall have furnished to Ansbacher and Ansbacher shall have approved, in Ansbacher's sole and absolute discretion, Cadiz' operating budget for the fiscal year commencing April 1, 1995, and ending on March 31, 1996.

          Each of the conditions set forth in this Paragraph
5 shall be waivable by Ansbacher in its sole and absolute discretion, it being understood and agreed that any such waiver shall only be valid if made in writing by Ansbacher. In the event that each of the conditions set forth in this Paragraph 5 has not either been satisfied or so waived prior to the Termination Date, then, at Ansbacher's sole option, this Agreement (and all of Ansbacher's obligations hereunder) shall terminate and be of no further force or effect. Following any such termination of this Agreement, the Cadiz Loan, CVDC Loan, the Reimbursement Agreement, and the Guarantee shall be unmodified and unchanged and CVDC's and Cadiz' respective obligations thereunder shall be determined as though this Agreement had never been executed.

     6.   CERTAIN ADDITIONAL COVENANTS.

     (a) Until such time as all of the Obligations have been satisfied in full, Borrowers shall furnish to Ansbacher (i) within fifteen (15) days following filing with the Securities and Exchange Commission (the "SEC"), a true, correct and complete copy of each Quarterly Report on Form 10-Q from time to time filed by Cadiz, (ii) on or before March 1 and August 1 of each year, a statement of projected cash flow of Cadiz and its subsidiaries for the next ensuing twelve (12) month period from April 1 through March 31 (as to the statement due on or before each March 1) and for the next ensuing twelve (12) month period from September 1 through August 31 (as to the statement due on or before each August 1), (iii) within forty-five (45) days following the end of each calendar quarter, a variance analysis (in form and content satisfactory to Ansbacher) setting forth the variances in Cadiz' actual results of operation from its budgeted results of operation, (iv) within fifteen (15) days of filing with the SEC, a true, correct and complete copy of each Annual Report on Form 10-K from time to time filed by Cadiz, and (v) such other information concerning the financial condition or operations of Cadiz, CVDC, or any of Cadiz' other subsidiaries as Ansbacher may from time to time reasonably request. All financial information furnished to Ansbacher pursuant to this Paragraph 6(a) shall be prepared in accordance with GAAP and the information provided pursuant to Paragraph 6(a)(i) through (iii) shall be certified by Cadiz' Chief Financial Officer.

     (b) Cadiz shall continue timely to file all materials required to be filed with the Securities and Exchange
Commission (the "SEC") pursuant to Section 13 (a) of the
Securities and Exchange Act of 1934 (the "Act").

     (c) Borrowers hereby agree that they will not, without first obtaining Ansbacher's express written consent, transfer, assign, sell, agree to sell, convey, exchange, gift, encumber, pledge, hypothecate, alienate, grant an option to purchase or acquire, or otherwise dispose of, directly, indirectly or in trust, voluntarily or involuntarily, by operation of law or otherwise, or enter into an agreement to do any of the foregoing, with respect to all or any part of any existing or hereinafter created or acquired Water Assets, including, without limitation, any future agreement for the transfer of any Water Assets as contemplated by the Memorandum of Understanding dated January 11, 1994, between Cadiz and the Mojave Water Agency (the "Memorandum"). Notwithstanding any other provision herein to the contrary, (i) Cadiz and/or CVDC may convey or enter into contracts regarding the Water Assets so long as (xx) no such single conveyance or contract involves more than twenty-five acre feet of water; and (yy) the cumulative total of all such conveyances or contracts in one year does not exceed two hundred (200) acre feet of water; (ii) Ansbacher will not unreasonably withhold its consent to any proposed contract or agreement pursuant to which water would be sold and delivered by CVDC and/or Cadiz to a third party; and
(iii) the restrictions on the sale of water     provided in
this Paragraph 6(c) shall not apply to water transferred to third parties all of which is used solely for irrigation purposes in connection with agricultural operations conducted by such third party on the CLCI Real Property, the CVDC Real Property, and/or the real property encumbered by the SWFG Deed of Trust.

     (d) Within one hundred twenty (120) days following the Closing, Borrowers shall obtain, at Borrowers' sole cost and expense, and provide to Ansbacher a true, correct and complete copy of an appraisal (the "Appraisal") of the CVDC Real Property, CLCI Real Property, and the real property encumbered by the deeds of trust which secure the SWFG Note, the Farming Note, the EVCO and Harweal Notes, and the PSWR Note (collectively, the "Appraised Properties") prepared by an appraiser or appraisers satisfactory to Ansbacher. The Appraisal shall, among other things, value the Appraised Properties based both upon their current usage and upon the assumption that the Water Assets attributable to the Appraised Properties are and can be fully exploited by Borrowers.

     (e) On or before July 31, 1995, Borrowers shall deliver to Ansbacher a true, correct and complete copy of an appraisal (the "D&T Appraisal") of the properties encumbered by the Farming Deed of Trust and SWFG Deed of Trust prepared by Deloitte & Touche and any other information or documentation relating to the value of such properties as Ansbacher may request; provided that, without in any manner modifying the condition set forth in Paragraph 3(b)(ii)(3) above, in the event that the D&T Appraisal has not been completed by July 31, 1995, then Borrowers shall deliver a true, correct and complete copy of the most current draft of the D&T Appraisal on such date.

     (f) Neither Borrowers, nor either of them, shall hereafter make, cause or permit any voluntary prepayment to be made under the Rabobank Loan until such time as Ansbacher has received an amount not less than all principal and other sums from time to time outstanding under the Additional Advance Loan, plus all accrued but unpaid interest thereon.

     (g) On or before December 31, 1995, Borrowers shall provide Ansbacher with an opinion letter prepared by Borrowers' water rights counsel concerning Cadiz' rights with respect to the Water Assets associated with the approximately 2,955 acres of land owned by Cadiz at Piute.

     7.   CERTAIN REPRESENTATIONS OF BORROWERS.

     (a) Borrowers hereby make the following representations and warranties to Ansbacher, each of which (i) is materially relied upon by Ansbacher in making its determination to enter into this Agreement; (ii) Borrowers represent and warrant to be true in all respects as of the execution date hereof and as of the Closing; (iii) shall survive mutual execution and delivery of this Agreement as well as any future transfer of any real property or other collateral for the Obligations (or any of them) to Ansbacher or any transferee, successor or assignee of Ansbacher; and (iv) along with all other representations and warranties made or given by Borrowers (or either of them) in connection with the transactions contemplated by this Loan Agreement, shall be deemed to be reaffirmed and remade as though they were made and given as of the date of disbursement, if any, of the Second Advance and the expiration of each Interest Period (as defined in the Additional Advance Note) under the Additional Advance Note; provided, however, Borrowers shall not be deemed to be in default under this Agreement or under any of the other Loan Documents or to have failed to satisfy a condition to the disbursement of the Second Advance by reason of any inaccuracy in any representation or warranty set forth in clause (i) below so reaffirmed so long as the matter making such representation or warranty inaccurate would not have a material adverse effect on the financial or operating condition of Borrowers (or either of them) or have a material adverse effect on any collateral for the Obligations (or any of them):

          (i) Except as otherwise disclosed in (vv) that certain letter dated June 10, 1994, from Miller & Holguin ("M&H") to Price Waterhouse, (xx) that certain letter dated June 10, 1994, from William D. Baker of Ellis, Baker & Porter, Ltd. to Price Waterhouse, (yy) that certain letter dated March 21, 1995, from James D. Burnside of Caswell, Bell, Hillison, Burnside & Greer to Susan K. Chapman of Cadiz, and (zz) that certain letter dated as of the Closing from Howard J. Unterberger of M&H to Ansbacher, there are no pending or, to the best of Borrowers' knowledge, threatened litigation, proceedings, lawsuits or claims, whether for personal injury, property damage, property taxes, contractual disputes or otherwise, which do or may affect the property or other collateral securing the Obligations (or any of them), including, without limitation, pending proceedings in condemnation or eminent domain, and there are no actions or proceedings pending or, to the best of Borrowers' knowledge, threatened against CVDC and/or Cadiz before any court or administrative agency in any way connected with such property or collateral;

          (ii) Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in (i) a violation or breach by Cadiz and/or CVDC of any judgment, order, writ, injunction or decree issued against or imposed upon it; or (ii) any default or event of default that with notice or lapse of time, or both, would be a default, breach or violation of any lease, mortgage, deed of trust or other agreement, instrument or arrangement by which Cadiz and/or CVDC or any property or other collateral securing the Obligations (or any of them) are bound;

          (iii) All financial information of CVDC and Cadiz provided to Ansbacher is true and correct in all material respects;

          (iv) No representations, warranties or covenants made by CVDC and/or Cadiz or any statements furnished or to be furnished by Cadiz and/or CVDC hereunder or in connection with the transactions contemplated herein or in the Rabobank Agreement contains, or will contain, any untrue statement of a material fact or omits, or will omit, a material fact thereby making the statements contained therein misleading. Borrowers have disclosed all information concerning the real property and other collateral securing the Obligations (or any of them) of which CVDC and/or Cadiz is aware which may materially affect the value of such real property or other collateral;

          (v) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by CVDC and/or Cadiz of any document to which it is or will be a party in connection with the Obligations; and

          (vi) Except for (aa) the Memorandum, (bb) such security interests as have heretofore been granted to Ansbacher and Rabobank in connection with the Obligations and the indebtedness evidenced by the Rabobank Note, as the case may be, and (cc) prior transfers of Water Assets in connection with prior transfers by Cadiz and/or CVDC of real property, as to which real property (together with the Water Assets arising from or in connection therewith) Cadiz and/or CVDC (xx) has subsequently reacquired and presently hold the fee interest, or
(yy) presently hold a security interest, neither Cadiz nor CVDC has heretofore transferred, assigned, sold, conveyed, encumbered, pledged, hypothecated or otherwise disposed of any Water Assets (or entered into an agreement to do any of the foregoing).

     (b) In addition to the representations set forth in Paragraph 7(a) above, Cadiz hereby makes the following representations and warranties to Ansbacher, each of which (xx) is materially relied upon by Ansbacher in making its determination to enter into this Agreement and make the Additional Advance Loan, (yy) Cadiz represents and warrants to be true and correct in all respects as of the execution date hereof and as of the Closing, and (zz) shall survive the mutual execution and delivery of this Agreement and any future transfer of any real property or other collateral for the Obligations (or any of them) to Ansbacher or any successor, transferee or assign of Ansbacher:

          (i) Cadiz has not, in connection with the purchase, issuance, or sale of any of its securities, directly or indirectly, arising out of the transactions contemplated by this Agreement or the transactions contemplated by the Rabobank
Agreement (collectively, the "Current Transactions"):

               (xx) employed any device, scheme or
artifice to defraud;

               (yy) made any untrue statement of a
material fact, or omitted to state a material fact, necessary in order to make the statements made in light of the circumstances under which they were made, not misleading, or

               (zz) engaged in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person in connection with the purchase or sale of any security;

          (ii) To the best knowledge of Cadiz' current officers, Cadiz has not, in connection with the purchase, issuance or sale of any of its securities in any transaction engaged in any of the acts or done any of the things described in Paragraphs 7(b)(i)(xx) through (zz) above, with respect to which the applicable statutes of limitations have not run; provided, however, nothing in this Paragraph 7(b)(ii) shall in any way limit the representation set forth in Paragraph 7(b)(i) above with respect to the Current Transactions; and

          (iii) For a period of at least the last twelve (12) months, Cadiz has filed with the SEC all materials required to be filed with the SEC pursuant to Section 13 (a) of the Act.

          All representations and warranties made hereunder are in addition to any representations and warranties implied by law, set forth in any document heretofore executed in connection with the Obligations (or any of them) or in any document executed in connection with this Agreement and in no event shall this Paragraph 7 be construed to limit, diminish or reduce any obligation of disclosure implied upon CVDC and/or Cadiz by law. The representations and warranties set forth in this Agreement shall survive indefinitely the consummation of the transactions contemplated hereby.

     8.   GENERAL RELEASE.  In consideration of the
Additional Advance and the other terms and provisions of this Agreement, Borrowers, on behalf of themselves, their respective agents, successors, assigns, subsidiaries, partners and affiliates hereby fully release and forever discharge Ansbacher and Ansbacher's agents, consultants, heirs, successors, assigns, affiliates, directors, officers, employees, shareholders, executives, servants, attorneys, accountants, representatives and other related persons (collectively, "Affiliates") from any and all rights, claims, demands, actions, causes of action, costs, losses, suits, liens, debts, damages, judgments, executions and demands of every nature, kind and description whatsoever, whether now known or unknown, either at law, in equity or otherwise, which Cadiz, CVDC or any of their respective agents, successors, assigns, subsidiaries, partners and/or affiliates ever had or may have against Ansbacher or Ansbacher's Affiliates, including, without limitation, all claims arising under or in connection with the Cadiz Loan, CVDC Loan, Reimbursement Agreement, Additional Advance Loan, and/or the Guarantee and/or in connection with the dealings between the parties up to and including the Closing of the transactions contemplated in this Agreement and all claims which have arisen or may arise in any other way whatsoever; provided that nothing herein shall be deemed to release Ansbacher or any Ansbacher Affiliate from any liability or obligation arising in connection with facts or circumstances which occur or arise for the first time after the Closing of the transaction contemplated by this Agreement.

          It is further understood and agreed that the foregoing general release extends to all claims of every kind and nature whatsoever, known, suspected or unsuspected, liquidated or contingent, foreseen or unforeseen, and CVDC and Cadiz, on behalf of themselves and their respective agents, successors, assigns, subsidiaries, partners and affiliates hereby waive all rights under Section 1542 of the California Civil Code. Section 1542 of the California Civil Code provides as follows:


          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS
FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY
HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH DEBTOR."


     9.   WAIVER OF ANTI-DEFICIENCY PROTECTION.  Cadiz and
CVDC each hereby waives, as to this Agreement and any and all documents heretofore executed in connection with the Cadiz Loan, the CVDC Loan, the Guarantee, and/or the Reimbursement Agreement, and as to the Additional Advance Note and any and all other documents or agreements executed by Cadiz and/or CVDC pursuant to this Agreement, any defense, protection or right under:

     (a)  California Code of Civil Procedure ("CCP") Section
580(d) concerning the bar against rendition of a deficiency judgment after foreclosure under a power of sale;

     (b) CCP Section 580(a) purporting to limit the amount of a deficiency judgment which may be obtained following exercise of a power of sale under a deed of trust; and

     (c) CCP Section 726 concerning exhaustion of collateral, the form of foreclosure proceedings with respect to real property security located in California and otherwise limiting the amount of a deficiency judgment which may be recovered following completion of judicial foreclosure by reference to the "fair value" of the foreclosed collateral.

     10. ADVICE OF COUNSEL. Each of the Borrowers acknowledges that it has entered into this Agreement voluntarily and that it has had the full opportunity to obtain and consult with counsel of its own choice to advise it in the negotiations for, and in the execution of, this Agreement and the documents to be executed pursuant hereto. Each of the Borrowers further acknowledges that it has read this Agreement, that it is fully aware of the contents of this Agreement and its legal effect and that it has not relied upon any advice, representation or warranty of any kind whatsoever from Ansbacher or its counsel.

     11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     12. INTEGRATION; NO THIRD PARTY BENEFICIARIES. This Agreement and the documents and agreements to be executed pursuant to the terms and provisions of this Agreement together constitute the entire agreement among Ansbacher and Borrowers with respect to the making of the Additional Advance and this Agreement and such documents supersede any prior or contemporaneous oral or written agreements with respect thereto. This Agreement may be modified only by an instrument in writing signed by Ansbacher, Cadiz and CVDC. There are no third party beneficiaries to this Agreement.

     13. EXHIBITS. All exhibits attached to this Agreement are hereby incorporated in full into this Agreement by this reference.

     14.  WAIVER OF JURY.  CVDC, CADIZ AND ANSBACHER DO
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING, DEFENSE OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE OBLIGATIONS (OR ANY OF THEM), THE LETTER OF CREDIT, OR THIS AGREEMENT OR ANY COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY SECURITY DOCUMENT RELATING TO THE OBLIGATIONS (OR ANY OF THEM). THE WAIVERS SET FORTH IN THIS PARAGRAPH 14 ARE A MATERIAL INDUCEMENT FOR ANSBACHER ENTERING INTO THIS AGREEMENT.

                  Cadiz' Initials: _______

                  CVDC's Initials: _______

             Ansbacher's Initials: _______

     15. APPLICABLE LAW; SUCCESSORS. This Agreement shall in all respects be governed and construed in accordance with the laws of the State of California. This Agreement shall be binding upon and inure to the benefit of Ansbacher and Cadiz and their respective successors and assigns; provided, however, Borrowers shall in no event have the right to assign any of their rights, obligations or interests hereunder without Ansbacher's prior written consent (which consent Ansbacher may grant or withhold in its sole and absolute discretion).

     16. ATTORNEYS' FEES. The prevailing party in any action to interpret or enforce the terms of this Agreement shall be entitled to its costs of suit, including, but not limited to, fees and disbursements of its attorneys', court costs and fees and fees of expert witnesses, including any such fees and costs incurred in connection with any bankruptcy or similar proceeding initiated by or against Cadiz and/or CVDC.

     17. INTERPRETATION. To the extent of any inconsistency between the terms and provisions of any instrument, document or agreement heretofore executed in connection with the Cadiz Loan, CVDC Loan, Reimbursement Agreement, and Guarantee or any of them (collectively, the "Existing Loan Documents") and those of this Agreement or any document executed pursuant to the terms of this Agreement, the terms and provisions of this Agreement or such document executed pursuant to the terms of this Agreement shall govern and control. Except to such extent, the terms, provisions and obligations of the Existing Loan Documents shall be unchanged and shall remain in full force and effect.

     18. NOTICES. Except where otherwise required by law, all notices required to be given hereunder shall be served personally, sent via telefax or mailed by first-class United States mail, certified or registered, or by courier service with return receipt requested, postage prepaid, and addressed to the parties as follows:

     To Ansbacher:       Henry Ansbacher & Co. Limited
                         One Mitre Square
                         London, EC3A 5AN
                         England
                         Attention:  Messrs. Paul Cragg and
                                     Nick Horne
                         Fax No. 011-44-71-626-0850

     With a copy to:     Pachulski, Stang, Ziehl & Young
                         10100 Santa Monica Boulevard
                         11th Floor
                         Los Angeles, California 90067
                         Attention:  Richard J. Gruber
                         Fax No. (310) 201-0760

     To Cadiz or CVDC:   10535 Foothill Boulevard, Ste. 150
                         Rancho Cucamonga, CA  91730
                         Attention:  Mr. Keith Brackpool
                                     Chief Executive Officer
                         Fax No. (909) 980-6738

     With a copy to:     Miller & Holguin
                         1060 Century Plaza Towers
                         2029 Century Park East
                         Los Angeles, California  90067
                         Attention:  Howard Unterberger, Esq.
                         Fax No. (310) 557-2205

     Any party hereto may change its mailing address at any time by giving written notice of such change to the other party in the manner provided above. All notices under this Agreement shall, unless otherwise provided by law, be deemed given, received or communicated on the date personal delivery is effected or, if mailed, on the delivery date or attempted delivery date shown on the return receipt, or if by facsimile transmission, upon confirmation by the sending machine that the receiving machine has received the transmission.

     19. REMEDIES. Each of the rights, remedies or options provided for herein or available at law or in equity which may be exercised by Ansbacher may be exercised separately or concurrently with any one or more other options, rights or remedies. Ansbacher's failure to exercise any option, right or remedy shall not constitute a waiver of Ansbacher's right to exercise such option, right or remedy in the event of or with respect to any prior, subsequent or concurrent transaction or occurrence of the same or a different kind or character.

     20. ESCROW. Borrowers acknowledge and agree that to the extent Ansbacher determines that it is necessary or would be desirable for the Closing to occur concurrently with the consummation of the transactions contemplated by the Rabobank Agreement or that the Closing should occur through an escrow for any other reason, an escrow shall be established with Chicago Title Company or such other escrow holder as may be acceptable to Ansbacher. With regard to any or all of the funds, documents and other materials to be delivered by Borrowers (or either of them) to Ansbacher as conditions precedent to Ansbacher's obligations to consummate the transactions contemplated herein, Ansbacher may require that such documents and materials be delivered through escrow. All costs, fees and expenses of such escrow shall be borne and paid by Borrowers.

     IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the day and year first above written.

                     Henry Ansbacher & Co. Limited,
                     a corporation organized under
                           the laws of England


                           By:     /s/ Stewart Dick
                                 ------------------
                           Name:   Stewart Dick
                           Title:  Director


                           By:     /s/ Gillian Keeler
                                 ---------------------
                           Name:   Gillian Keeler
                           Title:  Manager

                               "Ansbacher" or "Lender"


                           Cadiz Land Company, Inc.,
                           a Delaware corporation


                           By:     /s/ Keith Brackpool
                                 -----------------------
                           Name:   Keith Brackpool
                           Title:  Chief Executive Officer


                                        "Cadiz"

                           Cadiz Valley Development Corporation
                           a California Corporation


                            By:     /s/ Keith Brackpool
                                  ------------------------
                            Name:   Keith Brackpool
                            Title:  Chief Executive Officer

                                             "CVDC"




                             EXHIBIT "A"


That certain real property situated in the County of San
Bernardino, State of California, and described as follows:

Parcel No. 1:

Section 1, Township 5 North, Range 13 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Parcel No. 2:

Section 13, Township 5 North, Range 13 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Except therefrom that portion conveyed to California, Arizona, and Santa Fe Railway Company by deed recorded March 16, 1914 in
Book 548 of Deeds, Page 29.

Also except therefrom that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded November
26, 1913 in Book 542 of Deeds Page 1.

Parcel No. 3:

Section 13, Township 4 North, Range 14 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Parcel No. 4:

Sections 5 and 9, Township 5 North, Range 14 East, San
Bernardino Meridian, in the County of San Bernardino, State of
California, according to the official plat thereof.

Parcel No. 5:

Section 13, Township 5 North, Range 14 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Except therefrom that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded March 16, 1914 in
Book 548 of Deeds Page 29.

Also except therefrom that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded November
26, 1913 in Book 542 of Deeds Page 1.

Also except therefrom that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded August 8,
1936, in Book 1155 Page 155 of Official Records.

Parcel No. 6:

Sections 25 and 35, Township 5 North, Range 14 East, San
Bernardino Meridian, in the County of San Bernardino, State of
California, according to the official plat thereof.

Except from said Section 25 that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded July 18, 1914 in Book 554 of Deeds Page 155.

Parcel No. 7:

Section 17, Township 4 North, Range 15 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Parcel No. 8:

Section 5, Township 5 North Range 15 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Except therefrom that portion conveyed to California, Arizona, and Santa Fe Railway Company by Deed recorded March 16, 1914 in
Book 548 of Deeds Page 29.

Parcel No. 9:

The North one-half and the West one-half of the West one-half of the Northwest one-quarter of the Southwest one-quarter and the Northeast one-quarter of the Southeast one-quarter and the Southwest one-quarter of the Southeast one-quarter and the East one-half of the Northwest one-quarter of the Southeast one-quarter and the East one-half of the West one-half of the Northwest one-quarter of the Southeast one-quarter all in
Section 9, Township 5 North, Range 15 East, San Bernardino Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Parcel No. 10:

Section 17, Township 5 North, Range 15 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Parcel No. 11:

Section 1, Township 6 North, Range 15 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Except therefrom the Southeast one-quarter of the Northeast one-quarter of the Northeast one-quarter of said Section 1.

Parcel No. 12:

The West one-half of Section 13, Township 6 North, Range 15
East, San Bernardino Meridian, in the County of San Bernardino,
State of California, according to the official plat thereof.

Except therefrom that portion conveyed to California, Arizona, and Santa Fe Railway Company by Deed recorded March 16, 1914 in
Book 548 of Deeds Page 29.

Also except therefrom that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded November
26, 1913 in Book 542 of Deeds Page 1.

Parcel No. 13:

Sections 21, 29 and 33, Township 6 North Range 15 East, San
Bernardino Meridian, in the County of San Bernardino, State of
California, according to the official plat thereof.

Except from said Section 33 that portion conveyed to California, Arizona, and Santa Fe Railway Company by Deed recorded March 16, 1914 in Book 548 of Deeds Page 29.

Parcel No. 14:

Section 4, Township 4 North, Range 14 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Parcel No. 15:

Section 8, Township 5 North, Range 15 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Excepting therefrom any portion of the above described parcels of land lying within the 200 foot right of way granted to Southern Pacific Railroad Company by Act of Congress approved
July 27, 1866.

Parcel No. 16:

Section 3, Township 4 North, Range 14 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof:

Parcel No. 17:

Sections 8, 17, 18, 19, 20, 22, 23, 24, 28 and 29, and the
Northeast One-Quarter, the West One-half, and the North One-Half of the Southeast One-Quarter of Section 26, Township 5
North, Range 14 East, San Bernardino Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Excepting from said Section 17 that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded August 16, 1914 in Book 548 of Deeds, Page 29.

Also except from said Section 17 that portion conveyed to California, Arizona and Santa Fe Railway Company by Deed recorded November 26, 1913 in Book 542 of Deeds, Page 1.

Excepting therefrom any portion of the above described parcels of land lying within the 200 foot right of way granted to Southern Pacific Railroad Company by Act of Congress approved
July 27, 1866.

Parcel No. 18:

Section 18, Township 5 North, Range 15 East, San Bernardino
Meridian, in the County of San Bernardino, State of California, according to the official plat thereof.

Excepting therefrom any portion of the above described land lying within the 200 foot right of way granted to Southern
Pacific Railroad Company by Act of Congress approved July 27,
1866.


                    EXHIBIT "B"


PARCEL NO. 1:

SECTION 13, TOWNSHIP 10 NORTH, RANGE 19 EAST, SAN BERNARDINO
BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF
CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

PARCEL NO. 2:

SECTION 25, TOWNSHIP 10 NORTH, RANGE 19 EAST, SAN BERNARDINO
BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF
CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

PARCEL NO. 3:

SECTION 21, TOWNSHIP 10 NORTH, RANGE 20 EAST, SAN BERNARDINO
BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF
CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

PARCEL NO. 4:

SECTION 29, TOWNSHIP 10 NORTH, RANGE 20 EAST, SAN BERNARDINO
BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF
CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

PARCEL NO. 5:

GOVERNMENT TRACT 38, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN
BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO,
STATE OF CALIFORNIA, AS PER GOVERNMENT RESURVEY DATED SEPTEMBER
29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL NO. 6:

GOVERNMENT TRACT 42, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN
BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO,
STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT RESURVEY, DATED
SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PROPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL NO. 7:

LOTS 1, 2, 3, 4 AND 5 AND THE NORTH 1/2 OF SECTION 29, TOWNSHIP
12 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN
THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO
GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL NO. 8:

LOTS 1, 2 AND 3 AND THE EAST 1/2 AND THE EAST 1/2 OF THE WEST 1/2 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 12 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL NO. 9:

GOVERNMENT TRACT 39, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN
BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO,
STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT RESURVEY DATED
SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.


PARCEL NO. 10:

     PARCEL 4 OF PARCEL MAP NO. 10131, IN THE UNINCORPORATED
AREA OF SAN BERNARDINO COUNTY, AS PER PLAT RECORDED IN BOOK
108, OF PARCEL MAPS, PAGE 55, RECORDS OF SAID COUNTY.


                    EXHIBIT "C"

PARCEL NO. 1:

SECTIONS 32 AND 34, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN
BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF
CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL NO. 2:

THE NORTH HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER, SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM 50% OF ALL OIL, GAS, MINERAL, URANIUM, AND
OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS
RESERVED IN THE DEED RECORDED JUNE 7, 1962, IN BOOK 5712, PAGE
338, OFFICIAL RECORDS.

PARCEL NO. 3:

THE NORTHWEST ONE-QUARTER AND THE NORTHEAST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 21, TOWNSHIP 5
NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL NO. 4:

ALL OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN
BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO,
STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE
NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SAID
SECTION 16 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF WESTBOUND MAIN TRACT OF SAID RAILWAY COMPANY, SAID POINT BEING
546.1 FEET WESTERLY ALONG SAID RIGHT OF WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16, DISTANT
365.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF
SAID SECTION;
THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET;
THENCE NORTHERLY AT RIGHT ANGLES, 120 FEET;
THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE,
363 FEET;
THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF
BEGINNING.

ALSO EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE
NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SECTION
16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND
MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF THE WESTBOUND MAIN TRACK OF SAID RAILWAY COMPANY, SAID POINT BEING DISTANT 183.1 FEET WESTERLY ALONG SAID RIGHT OF WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16, DISTANT
165.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF
SAID SECTION;
THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET TO THE SOUTHEAST CORNER OF THE LAND CONVEYED BY W.F. ZIEGLER AND OLIVA
M. ZIEGLER BY DEED RECORDED IN BOOK 677, PAGE 159, OFFICIAL
RECORDS;
THENCE NORTHERLY AT RIGHT ANGLES ALONG THE EASTERLY LINE OF THE LAND CONVEYED BY DEED JUST REFERRED TO, 120 FEET;
THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE,
363 FEET;
THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF
BEGINNING.

ALSO EXCEPTING THEREFROM:

FIRST:  A STRIP OF LAND, 50 FEET WIDE, LYING SOUTH OF AND
ADJACENT TO THE SOUTHERN PACIFIC RAILWAY COMPANY'S 200-FOOT
RIGHT OF WAY THROUGH SECTION 16, TOWNSHIP 5 NORTH, RANGE 14
EAST, SAN BERNARDINO BASE AND MERIDIAN.

SECOND:  A PIECE OR PARCEL OF LAND LYING IN THE SOUTHEAST
ONE-QUARTER OF SAID SECTION 16, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY BOUNDARY OF THE ABOVE DESCRIBED PIECE OF LAND, DISTANT 770 FEET WESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID SECTION 16;
THENCE SOUTHWESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID SECTION 16;
THENCE SOUTHWESTERLY ON A CURVE CONCAVE SOUTHEASTERLY, WITH A RADIUS OF 739.49 FEET, A DISTANCE OF 750 FEET;
THENCE SOUTH 5 24' WEST, A DISTANCE OF 1481 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF SAID SECTION 16;
THENCE WEST ALONG SAID SOUTH LINE, 50.2 FEET;
THENCE NORTH 5  24' EAST, A DISTANCE OF 2389 FEET;
THENCE NORTHWESTERLY ON A CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 739.49 FEET, A DISTANCE OF 998 FEET, MORE OR LESS, TO A POINT IN THE SOUTHERLY BOUNDARY LINE OF THE ABOVE FIRST DESCRIBED PIECE OF LAND;
THENCE EASTERLY ALONG SAID SOUTHERLY BOUNDARY LINE, A DISTANCE OF 975 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL NO. 5:

ALL OF SECTION 36, TOWNSHIP 3 NORTH, RANGE 18 EAST, SAN
BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF
CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

PARCEL NO. 6:

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE.

EXCEPT THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LAND, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL NO. 7:

THE WEST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER
OF SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF
CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBON AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FORM HOMER S. KNOWLES, ETUX., RECORDED JANUARY 13, 1958 IN BOOK 4410 PAGE 475 OFFICIAL RECORDS.

PARCEL NO. 8:

THE NORTH ONE-HALF OF THE NORTHEAST ONE-QUARTER OF SECTION 23,
TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN
THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO
THE OFFICIAL PLAT THEREOF.

PARCEL NO. 9:

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
BASE AND MERIDIAN.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF AIL AND GAS, OR GAS AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL NO. 10:

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
BASE AND MERIDIAN.

EXCEPTING THEREFORE THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND SOUTHWEST 1/4 AND THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP, 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTINUED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID
SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER BEING LOCATED 330 FEET SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST, 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATE SOUTH 89 DEGREES 14' 56" EAST, 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1934, RECORDED SEPTEMBER 26, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

EXCEPTING THEREFROM ALL OIL GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFORE, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 ON BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL NO. 11:

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2
NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID
SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER BEING LOCATED 330 FEET SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST, 5349.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST, 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

FURTHER EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46 DEGREES 42' WEST, 69,424.5 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND MERIDIAN; THENCE NORTH 47 DEGREES 57' WEST, 3879.8 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA, PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

EXCEPTING THEREFROM ALL OIL, GAS, OIL, SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUSH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE
CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL NO. 12:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF
SECTION 36, TOWNSHIP 2 NORTH, RANGE 18, EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR ;AND EXTRACT SUCH DEPOSITS OF OIL AND GAS OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN
THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18
EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH
SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT O THE SOUTH LINE OF SAID SECTION 36, SAID POINT BEING LOCATED NORTH 46 DEGREES 03' WEST 45,738.1 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN;
THENCE NORTH 47 DEGREES 57' WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL NO. 13:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS ADD LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN
THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18
EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH
SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 36, SAID POINT BEING LOCATED NORTH 46 DEGREES, 03' WEST 45,738.1 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN;
THENCE NORTH 47 DEGREES 57' WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL NO. 13:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH O THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR , UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART 1, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID
SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL NO. 14:

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR HAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AN USE SO MUCH OF THE SURFACE OF THE SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID
SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM THE BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STAT LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WITH WHICH ARE LOCATED WITHIN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER ADD THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46 DEGREES 42' WEST 69,424.5 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE, 19 EAST, SAN BERNARDINO MERIDIAN;
THENCE NORTH 47 DEGREES 57' WEST 3879.8 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL NO. 15:

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR HS, AND TO PROSPECT FOR, MINE, AND REMOVE DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AN SUBJECT TOT EH PROVISIONS AN LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TOO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OR OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 16:

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE DEPOSITS OF OTHER MINERALS FROM SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPT THOSE PORTIONS OF STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID
SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89 DEGREES 42' 40" EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16;
THENCE SOUTH 11 DEGREES 10' 04" WEST 5348.94 FEET MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89 DEGREES 14' 56" EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL NO. 17:

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF
SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 18:

THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF
SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN
THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18
EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH
SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46 DEGREES 03' WEST 45,738.1 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN;
THENCE NORTH 47 DEGREES 57' WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL NO. 19:

THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.


EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 20:

THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF THE NORTH EAST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO 21:

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.

PARCEL NO. 22:

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF
SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, OF OFFICIAL RECORDS, PAGE 174.


PARCEL NO. 23:

THE EAST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-QUARTER OF ALL MINERALS, OIL, GAS,
CARBONS, AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND.

                    EXHIBIT "D"

PARCEL NO. 1:

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF
SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

PARCEL NO. 2:

SECTION 27, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO
MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA,
ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED PARCELS
OF LAND LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO
SOUTHERN PACIFIC RAILROAD COMPANY BY ACT OF CONGRESS APPROVED
JULY 27, 1866.

                            EXHIBIT "E"

                    HENRY ANSBACHER & CO. LIMITED

                       SECURED PROMISSORY NOTE

$3,000,000.00          Los Angeles, California             March 29, 1995

     For value received, Cadiz Land Company, Inc., a Delaware corporation ("CLCI") and Cadiz Valley Development Corporation, a California corporation ("CVDC") (the "Maker"), promise to pay to the order of HENRY ANSBACHER & CO. LIMITED (herein, together with its successors and assigns, including each and every owner and holder of this Note, referred to as the "Holder"), at its office located at One Mitre Square, London EC3A 5AN, England, or at such other place as may hereafter be designated by Holder, without any offset or deduction whatsoever (whether on account of counterclaims, setoff, withholding taxes, or otherwise) the principal sum of Three Million and 00/100 Dollars ($3,000,000.00) (or such greater or lesser amount of principal as may be outstanding hereunder pursuant to the terms hereof), together with interest at the Interest Rate (as defined in Section 3.M below) on the principal from time to time outstanding hereunder. At the expiration of each Interest Period (as defined in Section 3.M below) until the indebtedness evidenced by this Note has been paid in full, all then accrued but unpaid interest hereunder shall be added to principal and shall thereafter bear interest at the Interest Rate. Principal and interest are payable at the times and in the manner hereinafter set forth.

          This Note is secured by, inter alia, that certain
(i) Fourth Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 29, 1995 (the "Cadiz Fourth Deed of Trust"), executed by CLCI in favor of Holder;
(ii) Fourth Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated March 29, 1995 (CVDC) (the "Fourth CVDC Deed of Trust"), executed by CVDC, in favor of Holder; (iii) Fourth Assignment, Pledge and Security Agreement dated March 29, 1995 (the "Cadiz Fourth Pledge"), executed by CLCI in favor of Holder; and (iv) Fourth Assignment, Pledge and Security Agreement dated March 29, 1995 (the "Fourth CVDC Pledge"), executed by CVDC in favor of Holder. The Cadiz Fourth Deed of Trust, Fourth CVDC Deed of Trust, Cadiz Fourth Pledge and Fourth CVDC Pledge are sometimes collectively referred to in this Note as the "Collateral Documents".

     1.   PRINCIPAL AND INTEREST.

     Interest for all purposes hereunder shall be calculated on the basis of a 360 day year and actual days elapsed.
Principal and interest shall be payable in lawful money of the United States in immediately available funds.

          A. All accrued but unpaid interest and all then unpaid principal shall be due and payable in full on January
31, 1997 (the "Maturity Date").

          B.   Each payment hereunder (including any
prepayment pursuant to Section 2 hereof) shall be applied first to any late charges and other fees and costs then owing hereunder, next to any Break Costs (as defined in Section 2 below) payable pursuant to the provisions of Section 2 hereof, then to any accrued but unpaid interest and the balance, if any, shall be applied in reduction of the principal.

          C.   Upon the occurrence of an Event of Default
(as defined in Section 1.E below), Holder shall automatically be released and relieved of any obligation to make any further disbursements to Maker under the loan evidenced by this Note and may, at its option and without notice to Maker (which notice is hereby expressly waived), accelerate the maturity hereof and declare the entire amount of principal, interest, and all other sums payable by Maker hereunder to be immediately due and payable, notwithstanding the stated Maturity Date.

          D. Commencing upon the occurrence of an Event of Default and continuing until the date on which all indebtedness evidenced by this Note is paid in full, the unpaid principal balance hereof (including, without limitation, all interest theretofore or thereafter added to principal as provided in this Note) shall bear interest at a per annum interest rate (the "Default Rate") equal to the sum of the Interest Rate (as the Interest Rate may from time to time adjust), plus 4 percent (4%).

          E. Each of the following events shall constitute an "Event of Default" hereunder:

               (1)  Maker's failure to pay or cause to be
paid, when due, any interest or principal, or other sum, under this Note;

               (2)  Maker's failure to perform or observe
any promise, obligation or condition under this Note or the occurrence of any other default under this Note;

               (3)  A default (or an event which with
notice or the passage of time, or both, would constitute a default) occurs under (i) any Collateral Document, (ii) that certain Loan Agreement dated as of March 15, 1995 (the "Loan Agreement"), among Maker and Holder, and/or (iii) any other document, certificate or agreement executed or delivered in connection with or relating to the loan evidenced by this Note (this Note, the Loan Agreement, the Collateral Documents and such other documents, agreements and certificates are collectively referred to herein as the "Loan Documents");

               (4)  Any representation or warranty by CLCI
and/or CVDC to Holder with respect to CLCI's and/or CVDC's financial condition or credit standing or any other representation or warranty of CLCI and/or CVDC set forth in this Note or in any other Loan Document proves to have been false or misleading in any material respect when made or reaffirmed;

                (5) A default (or event which with notice or the passage of time, or both, would constitute a default) occurs under that certain (i) Secured Promissory Note dated January 11, 1994, made by CLCI in favor of Holder in the original principal amount of $2,397,424.08; (ii) Secured Promissory Note dated January 11, 1994, made by CVDC in favor of Holder in the original principal amount of $2,546,783.06; and/or (iii) Reimbursement Agreement dated January 11, 1994, executed by CLCI in favor of Holder;

               (6)  The making of any order or the entry
of any decree by a court of competent jurisdiction enjoining or prohibiting Maker (or either entity comprising Maker) from performing or satisfying its covenants, obligations or conditions contained herein and such proceedings are not discontinued or such order or decree is not vacated within sixty (60) days after the making or granting thereof;

               (7)  CLCI or CVDC neglects, fails or
refuses to keep in full force and effect any required permit, license, or approval with respect to the ownership and operation of the property (collectively, the "Property") encumbered by the Cadiz Fourth Deed of Trust and the Fourth CVDC Deed of Trust (or any portion thereof), any policy or policies of insurance, or otherwise fails to perform any other undertaking required hereunder or under any Loan Document;

               (8)   The occurrence of any default or any
event which with notice or the passage of time, or both, would constitute a default under any other obligation of CLCI and/or CVDC to Holder, whether now existing or hereafter arising; or

               (9)  Maker at any time ceases for any reason
whatsoever to be the general partner of Southwest Fruit Growers
L.P., without first obtaining Holder's written consent thereto.

     2.   PREPAYMENT.

          Upon not less than thirty (30) calendar days' written notice to Holder, Maker shall have the privilege of prepaying the principal balance of this Note, in whole or in part, without penalty or premium; provided that (i) in no event shall any prepayment be in an integral amount of less than $100,000, and (ii) if Holder incurs any costs or loss as a consequence of any such prepayment (including, without limitation, any costs, penalties, losses, or reduced yields on the prepaid amount to the Maturity Date), then Maker shall pay to Holder on demand and in addition to all other sums payable by Maker hereunder a prepayment premium (the "Break Costs") in an amount equal to the total amount of the loss and costs so incurred by reason of such prepayment. Maker expressly acknowledges and agrees that the Break Costs will be payable to Holder as provided herein whether Maker voluntarily makes the applicable prepayment or the prepayment results from an acceleration of the Maturity Date following the occurrence of an Event of Default. A statement as to the amount of any Break Costs submitted to Maker by Holder shall, in the absence of manifest error, be conclusive and binding for all purposes.

          BY INITIALING WHERE INDICATED BELOW, MAKER
EXPRESSLY ACKNOWLEDGES THAT, PURSUANT TO THE TERMS AND PROVISIONS OF THIS NOTE, MAKER HAS AGREED THAT IT SHALL BE LIABLE FOR THE PAYMENT OF A PREPAYMENT PREMIUM AS PROVIDED ABOVE IN THIS SECTION 2 FOLLOWING ANY VOLUNTARY PREPAYMENT AS WELL AS ANY PREPAYMENT RESULTING FROM THE ACCELERATION OF THE MATURITY DATE BY REASON OF AN EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, AN EVENT OF DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY (OR ANY PORTION THEREOF). FURTHERMORE, BY INITIALING WHERE INDICATED BELOW, MAKER WAIVES ANY RIGHTS IT MAY HAVE UNDER
SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE, AND EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT THE HOLDER HAS MADE THE LOAN EVIDENCED BY THIS NOTE IN RELIANCE UPON THESE AGREEMENTS AND WAIVER BY MAKER AND THAT HOLDER WOULD NOT HAVE MADE THE LOAN EVIDENCED HEREBY WITHOUT SUCH AGREEMENTS AND WAIVER BY MAKER.

                CLCI'S INITIALS: __________

                CVDC'S INITIALS: __________

          3.   MISCELLANEOUS PROVISIONS.

          A.   Each of the rights, remedies or options
provided herein or available at law or in equity which may be exercised by Holder may be exercised separately or concurrently with any one or more other options, rights, or remedies. Such rights, powers and remedies shall not be exhausted by any exercise thereof but may be exercised as often as occasion therefor shall occur. Holder shall not by any act of omission or commission be deemed to waive any of its rights, powers or remedies under this Note unless such waiver be in writing and signed by Holder and then only to the extent specifically set forth therein. Failure to exercise any option, right, or remedy shall not constitute a waiver of the right of the Holder to exercise such option, right or remedy in the event of or with respect to any prior, subsequent or concurrent transaction or occurrence of the same or a different kind or character. Holder's acceptance of any partial payment after the time when such payment becomes due and payable hereunder shall not be held to establish a custom, or to waive any of Holder's rights to enforce prompt payment of this Note or any of Holder's other rights hereunder.

          B. Maker agrees to pay on demand attorneys' fees and all other out-of-pocket expenses of the Holder paid to others which may be incurred in connection with the collection of this Note or any installment hereof, including all appeals, or the exercise or enforcement of any right, remedy or option under or in connection with this Note or any of the other Loan Documents, whether or not suit is filed hereon or thereon (including, without limitation, all such fees and expenses as may be incurred by Holder in or in connection with any bankruptcy or insolvency proceeding filed by or against CLCI and/or CVDC).

          C.   Maker and the endorsers, guarantors and
sureties of this Note severally waive diligence, presentment, demand, protest, notice of protest, notice of dishonor, and nonpayment of this Note; expressly agree that this Note, or the due date of any one or more payments hereunder may be extended from time to time; and consent to the acceptance and/or release of any security for this Note; all without in any way affecting the liability of the Maker, endorser, guarantors and sureties hereof.

          D. Unless applicable law requires a different method of giving notice, any notice that Holder desires or is required to give to Maker under or in connection with this Note shall be given either by personal delivery, facsimile transmission sent to Maker at (909) 980-6738, or by mailing it by first class mail, postage prepaid, addressed to Maker at 10535 Foothill Boulevard, Suite 150, Rancho Cucamonga, California 91730, Attention: Mr. Keith Brackpool, Chief Executive Officer, or at such different address as Maker may hereafter designate for such purpose in the manner provided herein for the giving of notice to Holder. Any notice which Maker desires or is required to give to Holder under or in connection with this Note shall be given either by personal delivery, by facsimile transmission sent to Holder at 011-44-71-626-0850 or by mailing it by certified mail, return receipt requested, postage prepaid, to the Holder at One Mitre Square, London EC3A 5AN, England, Attention: Mr. Paul Cragg, Director, or Mr. Nick Horne, Assistant Director, or at such different address as Holder may hereafter designate for such purpose in the manner provided herein for the giving of notice to Maker. All notices under this Note shall be deemed given, received or communicated on the date personal delivery is effected or, if mailed, on the delivery date or attempted delivery date shown on the return receipt, or if by facsimile transmission, subject to the provisions of Section 3.M(ii) below, upon confirmation by the sending machine that the receiving machine has received the transmission.

          E. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, and shall not invalidate the remainder of such provision or the remaining provisions of this Note.

          F. Time is of the essence with respect to the performance of all obligations of Maker hereunder. CLCI and CVDC shall be jointly and severally liable for the performance of the Maker's obligations under this Note.

          G. Whenever the context hereof so requires, the singular shall include the plural, the male gender shall include the female gender and the neuter, and vice versa.

          H. The headings and captions contained in this Note are for reference purposes only and shall in no way affect the meaning or interpretation hereof.

          I. Maker acknowledges that Maker has either been advised by counsel of its choice with respect to the loan transaction evidenced by this Note or has voluntarily and independently elected not to seek such advice.

          J. This Note shall be governed by and construed in accordance with the laws of the State of California.

          K. None of the terms and provisions contained in this Note, or in any document or instrument related hereto shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged under California law (the "Usury Laws"). Maker shall never be required to pay interest on this Note in excess of the maximum interest that may be lawfully charged under such Usury Laws, as made applicable by the final judgment of a court of competent jurisdiction, and the provisions of this Section 3.K shall control over all other provisions hereof and of any other instrument at any time executed in connection herewith or executed to secure the indebtedness evidenced hereby, which may be in apparent conflict with this Section 3.K. If Holder collects monies which are deemed to constitute interest which would otherwise increase the effective interest rate under this Note to a rate in excess of that permitted to be charged by such Usury Laws, all such sums deemed to constitute interest in excess of the maximum rate shall, at the option of Holder, either be credited to the payment of principal or returned to Maker.

          L. If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in, or in the interpretation of, any law or regulation or (ii) the compliance by the Holder with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), shall result in any increase in the cost to the Holder of maintaining or funding the indebtedness evidenced hereby, then Maker shall from time to time, upon demand by Holder, pay to Holder additional amounts sufficient to indemnify the Holder against such increased cost; provided, however, that nothing in this Section 3.L. shall obligate Maker to indemnify the Holder for increased costs due to general overhead of the Holder. A certificate as to the amount of any such increased cost submitted to Maker by Holder which includes an explanation of the manner in which such amount was computed, shall, in the absence of manifest error, be conclusive and binding for all purposes.

          M.  Certain Provisions Relating to Interest.

          (i) Certain Definitions. As used in this Note, the following terms shall have the following meanings:

          (a) "Banking Day" means a day other than a Saturday or a Sunday when commercial banks are open for the transaction of normal banking business in the City of London, England and New York City, New York.

          (b) "LIBOR Rate" shall mean, for any Interest Period, the rate per annum at which Holder is offered dollar deposits in the London Interbank Market at approximately 11:30 a.m. (London time) of the first day of the relevant Interest Period, for the number of months comprised therein and in an amount equal to the amount of the indebtedness to be outstanding hereunder during such Interest Period.

          (c) "Interest Period" means a period from the date hereof (or from the date of the expiration of the then current Interest Period) of one (1), three (3) or six (6) months thereafter (at Maker's option as provided in Section 3.M(ii) below), subject to the following:

          (x) if any Interest Period would otherwise end on a day which is not a Banking Day, that Interest Period shall be extended to the next succeeding Banking Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Banking Day;

          (y) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date or, if the Maturity Date shall not be a Banking Day, on the next preceding Banking Day; and

          (z) any principal disbursed hereunder during any Interest Period shall have an Interest Period coterminous with the then applicable Interest Period, to the effect that all unexpired Interest Periods hereunder shall be coterminous; and

          (d) "Interest Rate" shall mean a fluctuating rate per annum equal to the sum of (x) the LIBOR Rate for the applicable Interest Period, plus (y) one percent (1.0%); and

          (ii) Maker's Notice Regarding Interest Period. Not later than three (3) Banking Days prior to the expiration of the then applicable Interest Period hereunder, Maker shall deliver to the Holder (in the manner provided for the delivery of notice in Section 3.D above) a written notice (a "Selection
Notice") which shall state the length of the Interest Period
Maker elects for the next ensuing Interest Period. Notwithstanding anything to the contrary in Section 3.D above or any other provision of this Note, any Selection Notice delivered to Holder pursuant to this Section 3.M shall be deemed delivered to Holder upon receipt only if it is delivered to Holder during the hours of 9:00 a.m. to 5:00 p.m. London time on a Banking Day. Selection
Notices received by Holder during hours other than those specified in the immediately preceding sentence or on a day other than a Banking Day shall be deemed to have been delivered to Holder on the Banking Day next succeeding Maker's delivery thereof. Selection Notices delivered pursuant to this Section 3.M(ii) shall be irrevocable and shall constitute an unconditional election by Maker that such Interest Period shall be of the length set forth in the Selection Notice. In the event that the Maker fails timely to deliver any Selection Notice, Maker shall conclusively be deemed to have elected to have the next ensuing Interest
Period be for a period equal to the shorter of (x) one (1) month, or (y) the period remaining to the Maturity Date.

     Executed on the day and year first hereinabove set forth.


                         Cadiz Land Company, Inc.,
                         a Delaware corporation



                         By:    /s/ Keith Brackpool
                              ---------------------------
                         Name:  Keith Brackpool
                         Title: Chief Executive Officer



                         Cadiz Valley Development Corporation,
                         a California corporation



                         By:    /s/ Keith Brackpool
                              --------------------------
                         Name:  Keith Brackpool
                         Title: Chief Executive Officer





                           EXHIBIT "F"


     The term "Water Assets" is defined as follows:

     All right, title and interest of CVDC and/or Cadiz, whether now existing or hereafter arising or acquired, whether direct or indirect, whether owned legally, of record, equitably or beneficially, whether constituting real or personal property (or subject to any other characterizations), whether created or authorized under existing or future laws or regulations, and however arising, including without limitation, the following, which shall collectively be called "Water Assets":

          (a) All water (including any water inventory in storage), water rights and entitlements, other rights to water and other rights to receive water or water rights of every kind or nature whatsoever including, without limitation, (i) the ground water on, under, pumped from or otherwise available to the real property described in any Cadiz Deed of Trust, CVDC Deed of Trust, any other deed of trust or mortgage which may hereafter be given by CVDC, Cadiz or any other party to secure the Obligations, and/or any other real property in which Cadiz and/or CVDC or any affiliate of either may now have or hereafter acquire an interest (collectively, the "Real Property"), whether as the result of ground water rights, contractual rights or otherwise, (ii) CVDC's or Cadiz's right to remove and extract any such ground water including any permits, rights or licenses granted by any governmental authority or agency or any rights granted or created by any use, easement, covenant, agreement, or contract with any person or entity, (iii) any rights to which the Real Property is entitled with respect to surface water, whether such right is appropriative, riparian, prescriptive, decreed or otherwise and whether or not pursuant to permit or other governmental authorization, or the right to store any such water, (iv) any water, water right, water allocation, distribution right, delivery right, water storage right, or other water-related entitlement appurtenant or otherwise applicable to the Real Property by virtue of the Real Property being situated within the boundaries of any district, agency, or other governmental entity or within the boundaries of any private water company, mutual water company, or other non-governmental entity and (v) all pumping plants, pipes, flumes and all rights in ditches for irrigation of the Real Property;

          (b) All stock, interest or rights (including any water allocations, voting or decision rights) in any entity, together with any and all rights from any entity or other person to acquire, receive, exchange, sell, lease or otherwise transfer any water or other Water Assets, to store, deposit or otherwise create water credits in a water bank or similar or other arrangements for allocating water, to transport or deliver water, or otherwise to deal with any Water Asset;

          (c) All licenses, permits, approvals, contracts, decrees, rights and interests to acquire or appropriate any water or other Water Assets, water bank or other credits evidencing any right to water or other Water Assets, to store, carry, transport or deliver water or other Water Assets, to sell, lease, exchange, or otherwise transfer any water or other Water Assets, or to change the point for diversion of water, the location of any water or Water Asset, the place of use of any water or Water Asset, or the purpose of the use of any water or Water Asset;

          (d)  All rights, claims, causes of action,
judgments, awards, and other judicial, arbiter or administrative relief in any way relating to any water or Water
Asset;

          (e) All storage and treatment rights for any water or any other Water Asset, whether on or off the Real Property or other property of CVDC or Cadiz, together with all storage tanks, and other equipment used or usable in connection with such storage and any water bank deposit credits, deposit accounts;

          (f) All rights to transport, carry, allocate or otherwise deliver water or other Water Assets by any means wherever located;

          (g)  All guaranties, warranties, marketing,
management or service contracts, indemnity agreements, and water right agreements, other water related contracts and water reallocation rights, all insurance policies regarding or relating to any Water Asset;

          (h) All rents, issues, profits, proceeds and other accounts, instruments, chattel paper, contract rights, general intangibles, deposit accounts, and other rights to payment arising from or on account of any use, nonuse, sale, lease, transfer or other disposition of any Water Asset; and

          (i) The references to "water" and "water assets" are used herein in the broadest and most comprehensive sense of the terms. The term "water" includes water rights and rights to water or whatever rights to money, proceeds, property or other benefits are exchanged or received for or on account of any Water Assets or any conservation or other nonuse of water, including whatever rights are achieved by depositing shares of any Water Asset in any water bank or with any water authority, or any other water reallocation rights.